SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 3 to its Registration Statement to be signed on its behalf, in the City
of Englewood, State of Colorado on this    24th      day of
April           , 1997.

                               RETIREMENT PLAN SERIES ACCOUNT
                               (Registrant)



                               By:    /s/ W.T. McCallum

                               William T. McCallum, President and
                               Chief Executive Officer of
Great-West
                               Life & Annuity Insurance Company

                               GREAT-WEST LIFE & ANNUITY
                               INSURANCE COMPANY
                               (Depositor)



                               By:   /s/ W.T. McCallum

                               William T. McCallum, President and
                               Chief Executive Officer

     As required by the Securities Act of 1933, this Registration
Statement has been signed by the following persons in the capacities with Great-West Life & Annuity Insurance Company and on the dates indicated:

Signature and Title                                    Date



 /s/ R. Gratton*
                    4/24        , 1997
Director and Chairman of the Board
(Robert Gratton)



 /s/ W.T. McCallum
                  4/24    , 1997
Director, President and Chief
Executive Officer (William T. McCallum)
Signature and Title                                    Date



 /s/ G.R. Derback
                        4/24   , 1997
Vice President and Controller
(Glen Ray Derback)



  /s/ J. Balog*
                         4/24  , 1997
Director, (James Balog)



 /s/ J.W. Burns*
                         4/24  , 1997
Director, (James W. Burns)



 /s/ O.T. Dackow*
                    4/24  , 1997
Director, (Orest T. Dackow)



 /s/ P. Desmarais, Jr.*
                          4/24  , 1997
Director, (Paul Desmarais, Jr.)



 /s/ R.G. Graham*
                    4/24  , 1997
Director, (Robert G. Graham)



 /s/ N.B. Hart*
                        4/24   , 1997
Director, (N. Berne Hart)



 /s/ K.P. Kavanagh
                   4/24  , 1997
Director, (Kevin P. Kavanagh)




Signature and Title                                    Date



 /s/ W. Mackness*
                 4/24     , 1997
Director, (William Mackness)



 /s/ J.E.A. Nickerson*
                    4/24  , 1997
Director, (Jerry Edgar Alan Nickerson)



 /s/ P.M. Pitfield*
                         4/24  , 1997
Director, (P. Michael Pitfield)




                                             , 1997
Director, (Michel Plessis-Belair)



 /s/ R.J. Turner*
                       4/24    , 1997
Director, (Ross J. Turner)



 /s/ B.E. Walsh*
                        4/24   , 1997
Director, (Brian E. Walsh)



By:   /s/ D.C. Lennox
                   4/24   , 1997
     D.C. Lennox

          Attorney-in-fact pursuant to Powers of Attorney filed with the Registration Statement on September 13, 1994 and
Post-Effective Amendment No. 2  to this Registration Statement.